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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 17, 2000

                           PACIFIC MERCANTILE BANCORP
               (Exact name of Registrant as specified in charter)


         CALIFORNIA                     0-30777               33-0898238
--------------------------------     -------------     ------------------------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)      (Identification Number)


   450 Newport Center Drive, Suite 100, Newport Beach, California       92660
  ----------------------------------------------------------------      -----
               (Address of principal executive offices)               (Zip code)

  Registrant's telephone number, including area code:  (949) 644 - 8040

                                Not Applicable
        ------------------------------------------=------------------
        (former name or former address, if changed, since last report)



================================================================================
                                   Exhibit Index on Sequentially Numbered Page 4
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Item 4. Changes in Registrant's Certified Accountants

        In its October 17, 2000 Current Report on Form 8-K, which is being amended hereby, Pacific Mercantile Bancorp (the "Company") reported that its Board of Directors had selected Grant Thornton LLP to replace Arthur Andersen LLP as the Company's independent public accountants.

        That replacement of independent public accountants was due to the dismissal of Arthur Andersen LLP on October 17, 2000 by the Company's Board of Directors, an action that had been recommended by its Audit Committee.

        In all other respects, the Company's October 17, 2000 Current Report on Form 8-K is unchanged.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements.
            --------------------

            Not Applicable

        (b) Pro Forma Financial Information.
            -------------------------------

            Not Applicable

        (c) Exhibits.
            --------

               16   Letter dated November 6, 2000 from Arthur Andersen LLP to
the Securities and Exchange Commission regarding the change in independent public accountants.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Pacific Mercantile Bancorp


Date: November 6, 2000                By: /s/  DANIEL L. ERICKSON
                                          -------------------------------------
                                          Daniel L. Erickson, Executive Vice
                                          President and Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS

  Exhibit No.     Description of Exhibit
---------------   ----------------------

       16 Letter dated November 6, 2000 from Arthur Andersen LLP to the Securities and Exchange Commission regarding the change in independent public accountants